FTI Consulting, Inc. Second Quarter 2018 Earnings Conference Call Exhibit 99.1

Cautionary Note about Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve uncertainties and risks. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues, future results and performance, future capital allocations and expenditures, expectations, plans or intentions relating to acquisitions, share repurchases and other matters, business trends, new, or changes to, laws and regulations, including the 2017 U.S. Tax Cuts and Jobs Act (the “2017 Tax Act”), and other information that is not historical, including statements regarding estimates of our future financial results. When used in this presentation, words such as "anticipates," "estimates," "expects," “goals,” "intends," "believes,” "forecasts,” “objectives” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, estimates of our future financial results, are based upon our expectations at the time we make them and various assumptions. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs or estimates will be achieved, and the Company's actual results may differ materially from our expectations, beliefs and estimates. The Company has experienced fluctuating revenues, operating income and cash flow in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer, the mix of the geographic locations where our clients are located or where services are performed, fluctuations in the price per share of our common stock, adverse financial, real estate or other market and general economic conditions, and other future events, which could impact each of our segments differently and could be outside our control, the pace and timing of the consummation and integration of past and future acquisitions, the Company's ability to realize cost savings and efficiencies, competitive and general economic conditions, retention of staff and clients, new laws and regulations, or changes thereto, including the 2017 Tax Act, and other risks described under the heading "Part I, Item 1A Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2017, filed with the Securities and Exchange Commission (“SEC”) and in the Company's other filings with the SEC, including the risks set forth under "Risks Related to Our Reportable Segments" and "Risks Related to Our Operations.” We are under no duty to update any of the forward-looking statements to conform such statements to actual results or events and do not intend to do so.

Second Quarter 2018
Financial Review

All numbers in $000s, except for per share data and percentages

	Q2 2018	Q1 2018	% Variance	Q2 2017	% Variance	Percentage Change in Revenues Excluding the Estimated Impact of Foreign Currency Translation for Q2 2018 vs. Q2 2017
Consolidated Results						
Revenues	$ 512,098	$ 497,774	*2.9%*	$ 444,715	*15.2%*	*13.8%*
Net Income (Loss)	$ 43,609	$ 38,945	*12.0%*	$ (5,156)	*N/M*	
Earnings (Loss) per Diluted Share	$ 1.14	$ 1.04	*9.6%*	$ (0.13)	*N/M*	
Adjusted Earnings per Diluted Share [(1)]	$ 1.14	$ 1.04	*9.6%*	$ 0.40	*185.0%*	
Adjusted EBITDA [(1)]	$ 72,371	$ 72,294	*0.1%*	$ 40,788	*77.4%*	
Adjusted EBITDA Margin [(1)]	*14.1%*	*14.5%*	—	*9.2%*	—	
Segment Results						
Corporate Finance & Restructuring						
Revenues	$ 141,355	$ 142,922	*(1.1)%*	$ 117,487	*20.3%*	*19.5%*
Adjusted Segment EBITDA	$ 35,777	$ 34,804	*2.8%*	$ 20,048	*78.5%*	
Adjusted Segment EBITDA Margin	*25.3%*	*24.4%*	—	*17.1%*	—	
Forensic and Litigation Consulting						
Revenues	$ 133,527	$ 128,039	*4.3%*	$ 111,410	*19.9%*	*19.2%*
Adjusted Segment EBITDA	$ 27,615	$ 25,757	*7.2%*	$ 13,032	*111.9%*	
Adjusted Segment EBITDA Margin	*20.7%*	*20.1%*	—	*11.7%*	—	
Economic Consulting						
Revenues	$ 133,308	$ 133,109	*0.1%*	$ 124,004	*7.5%*	*5.9%*
Adjusted Segment EBITDA	$ 15,472	$ 19,136	*(19.1)%*	$ 15,509	*(0.2)*	
Adjusted Segment EBITDA Margin	*11.6%*	*14.4%*	—	*12.5%*	—	
Technology						
Revenues	$ 46,429	$ 40,914	*13.5%*	$ 45,566	*1.9%*	*1.0%*
Adjusted Segment EBITDA	$ 7,508	$ 5,732	*31.0%*	$ 5,421	*38.5%*	
Adjusted Segment EBITDA Margin	*16.2%*	*14.0%*	—	*11.9%*	—	
Strategic Communications						
Revenues	$ 57,479	$ 52,790	*8.9%*	$ 46,248	*24.3%*	*20.8%*
Adjusted Segment EBITDA	$ 10,967	$ 9,852	*11.3%*	$ 4,876	*124.9%*	
Adjusted Segment EBITDA Margin	*19.1%*	*18.7%*	—	*10.5%*	—	

FTI CONSULTING

[(1)] See "Financial Tables" and "End Notes: FTI Consulting Non-GAAP Financial Measures " for the reconciliations and definitions of Adjusted Earnings Per Diluted Share and Adjusted EBITDA, which are non-GAAP financial measures, to the most directly comparable GAAP measures, and for the definition of Adjusted EBITDA Margin.

3

Second Quarter 2018 Cash Position and Capital Allocation Snapshot (1) Total debt excludes the reduction for deferred debt issue costs of $3.3 million, $3.5 million and $4.1 million as of June 30, 2018, March 31, 2018 and June 30, 2017, respectively. (2) See “Financial Tables” and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the reconciliation and definition of Free Cash Flow, which is a non-GAAP financial measure, to the most directly comparable GAAP measure. All numbers in $000s, except for DSOs Q2 2018 Q2 2018 Q1 2018 Q1 2018 Q2 2017 Q2 2017 Cash and cash equivalents $ 116,556 $ 152,044 $ 138,511 Accounts receivable, net $ 607,455 $ 583,588 $ 553,215 Days sales outstanding ("DSO") 101 101 95 95 103 Net cash provided by (used in) operating activities $ 34,615 $ (69,200) $ 10,887 Purchases of property and equipment $ (8,540) $ (7,680) $ (7,296) Purchase and retirement of common stock $ — $ (14,220) $ (65,595) Total Debt (1) $ 375,000 $ 445,000 $ 485,000 Free Cash Flow (2) $ 26,075 $ (76,880) $ 3,591

Financial Tables

Reconciliation of Net Income and Operating Income to Adjusted EBITDA:
Three Months Ended June 30, 2018 and March 31, 2018

All numbers in $000s

Three Months Ended June 30, 2018

	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							$ 43,609
Interest income and other							(2,474)
Interest expense							6,583
Income tax provision							14,113
Operating income	$ 34,041	$ 26,173	$ 14,024	$ 3,967	$ 9,508	$ (25,882)	$ 61,831
Depreciation and amortization	953	1,131	1,377	3,527	586	914	8,488
Amortization of other intangible assets	783	311	71	14	873	—	2,052
Adjusted EBITDA [(1)]	$ 35,777	$ 27,615	$ 15,472	$ 7,508	$ 10,967	$ (24,968)	$ 72,371

Three Months Ended March 31, 2018

	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							$ 38,945
Interest income and other							1,800
Interest expense							6,244
Income tax provision							15,270
Operating income	$ 33,211	$ 24,330	$ 17,648	$ 2,593	$ 8,365	$ (23,888)	$ 62,259
Depreciation and amortization	802	1,028	1,364	3,077	593	901	7,765
Amortization of other intangible assets	791	399	124	62	894	—	2,270
Adjusted EBITDA [(1)]	$ 34,804	$ 25,757	$ 19,136	$ 5,732	$ 9,852	$ (22,987)	$ 72,294

[(1)] See "End Notes: FTI Consulting Non-GAAP Financial Measures" for the definition of Adjusted EBITDA, which is a non-GAAP financial measure.

FTI CONSULTING

6

Reconciliation of Net Income (Loss) to Adjusted Net Income and Earnings (Loss) Per Diluted Share to Adjusted Earnings Per Diluted Share: Three Months Ended June 30, 2018, March 31, 2018 and June 30, 2017 (1) See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definitions of Adjusted Net Income and Adjusted Earnings per Diluted Share, which are non-GAAP financial measures. (2) For the three months ended June 30, 2017, the Company reported a net loss. For the period, the basic weighted average common shares outstanding equals the diluted weighted average common shares outstanding for purposes of calculating U.S. GAAP earnings per share because potentially dilutive securities would be antidilutive. For non-GAAP purposes, the Adjusted Earnings per Diluted Share and diluted weighted average number of common shares outstanding presented herein reflect the impact of the inclusion of share-based awards that are considered dilutive based on the impact of the add-backs included in Adjusted Net Income above. All numbers in $000s, except for per share data Three Months Ended June 30, 2018 Three Months Ended June 30, 2018 Three Months Ended March 31, 2018 Three Months Ended March 31, 2018 Three Months Ended June 30, 2017 Three Months Ended June 30, 2017 Net income (loss) $ 43,609 $ 38,945 $ (5,156) Special charges — — 30,074 Tax impact of special charges — — (9,103) Remeasurement of acquisition-related contingent consideration — — 536 Tax impact of remeasurement of acquisition-related contingent consideration — — (204) Adjusted Net Income (1) $ 43,609 $ 38,945 $ 16,147 Earnings (Loss) per Diluted Share $ 1.14 $ 1.04 $ (0.13) Special charges — — 0.75 Tax impact of special charges — — (0.23) Remeasurement of acquisition-related contingent consideration — — 0.01 Adjusted Earnings per Diluted Share (1)(2) $ 1.14 $ 1.04 $ 0.40 Weighted average number of common shares outstanding—diluted (2) 38,271 37,612 39,932

Reconciliation of Net Income (Loss) and Operating Income (Loss) to Adjusted EBITDA: Three Months Ended June 30,2017

All numbers in $000s

Three Months Ended June 30, 2017	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net loss							**$ (5,156)**
Interest income and other							(1,592)
Interest expense							6,250
Income tax provision							527
Operating income (loss)	**$ 15,447**	**$ 1,183**	**$ 8,008**	**$ (1,568)**	**$ (755)**	**$ (22,286)**	**$ 29**
Depreciation and amortization	768	1,032	1,436	3,001	546	944	7,727
Amortization of other intangible assets	784	372	155	161	950	—	2,422
Special Charges	3,049	10,445	5,910	3,827	3,599	3,244	30,074
Remeasurement of acquisition-related contingent consideration	—	—	—	—	536	—	536
Adjusted EBITDA [(1)]	**$ 20,048**	**$ 13,032**	**$ 15,509**	**$ 5,421**	**$ 4,876**	**$ (18,098)**	**$ 40,788**

[(1)] See "End Notes: FTI Consulting Non-GAAP Financial Measures" for the definition of Adjusted EBITDA, which is a non-GAAP financial measure.

FTI CONSULTING

8

Reconciliation of Net Cash Provided by (Used in) Operating Activities to Free Cash Flow: Three Months Ended June 30, 2018, March 31, 2018 and June 30,2017 All numbers in $000s (1) See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Free Cash Flow, which is a non-GAAP financial measure. Three Months Ended June 30, 2018 Three Months Ended June 30, 2018 Three Months Ended March 31, 2018 Three Months Ended March 31, 2018 Three Months Ended June 30, 2017 Three Months Ended June 30, 2017 Net cash provided by (used in) operating activities $ 34,615 $ (69,200) $ 10,887 Purchases of property and equipment (8,540) (7,680) (7,296) Free Cash Flow (1) $ 26,075 $ (76,880) $ 3,591

End NotesFTI Consulting Non-GAAP Financial Measures In this presentation, we sometimes use information derived from consolidated and segment financial information that may not be presented in our financial statements or prepared in accordance with generally accepted accounting principles ("GAAP"). Certain of these measures are considered “non-GAAP financial measures” under the Securities and Exchange Commission ("SEC") rules. Specifically, we have referred to the following non-GAAP financial measures in this presentation: Total Segment Operating Income Adjusted EBITDA Total Adjusted Segment EBITDA Adjusted EBITDA Margin Adjusted Net Income Adjusted Earnings per Diluted Share Free Cash Flow We have included the definitions of Segment Operating Income (Loss) and Adjusted Segment EBITDA below in order to more fully define the components of certain non-GAAP financial measures in this presentation. We define Segment Operating Income (Loss) as a segment’s share of Consolidated Operating Income. We define Total Segment Operating Income, which is a non-GAAP financial measure, as the total of Segment Operating Income (Loss) for all segments, which excludes unallocated corporate expenses. We use Segment Operating Income (Loss) for the purpose of calculating Adjusted Segment EBITDA. We define Adjusted Segment EBITDA as a segment’s share of Consolidated Operating Income before depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. We use Adjusted Segment EBITDA as a basis to internally evaluate the financial performance of our segments because we believe it reflects current core operating performance and provides an indicator of the segment’s ability to generate cash. We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of total revenues. We define Total Adjusted Segment EBITDA, which is a non-GAAP financial measure, as the total of Adjusted Segment EBITDA for all segments, which excludes unallocated corporate expenses. We define Adjusted EBITDA, which is a non-GAAP financial measure, as consolidated net income (loss) before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. We believe that the non-GAAP financial measures, which exclude the effects of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt, when considered together with our GAAP financial results and GAAP measures, provide management and investors with a more complete understanding of our operating results, including underlying trends. In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that these measures, considered along with corresponding GAAP measures, provide management and investors with additional information for comparison of our operating results with the operating results of other companies. We define Adjusted Net Income and Adjusted Earnings per Diluted Share (“Adjusted EPS”), which are non-GAAP financial measures, as net income (loss) and earnings (loss) per diluted share ("EPS"), respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, losses on early extinguishment of debt and the impact of adopting the 2017 Tax Act. We use Adjusted Net Income for the purpose of calculating Adjusted EPS. Management uses Adjusted EPS to assess total Company operating performance on a consistent basis. We believe that this non-GAAP financial measure, which excludes the effects of the remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, losses on early extinguishment of debt and the impact of adopting the 2017 Tax Act, when considered together with our GAAP financial results, provides management and investors with an additional understanding of our business operating results, including underlying trends. We define Free Cash Flow as net cash provided by (used in) operating activities less cash payments for purchases of property and equipment. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company’s ability to generate cash for ongoing business operations and other capital deployment. Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Condensed Consolidated Statements of Comprehensive Income.

Appendix

Second Quarter 2018Select Geographic Review Percentage of Consolidated Revenues Revenue Growth Region Q2 2018 Q1 2018 Q2 2017 Q2 2018 vs. Q1 2018 Q2 2018 vs. Q2 2017 North America 69.4% 70.1% 72.6% 1.8% 10.1 % EMEA 22.5% 20.9% 19.0% 10.8% 36.3 % Asia Pacific 6.9% 7.2% 7.1% (2.0)% 10.9 % Latin America 1.2% 1.8% 1.3% (28.9)% 11.9%

FTI Consulting named to Forbes magazine’s list of America's Best Management Consulting Firms for the third consecutive year in 18 sectors and functional areas FTI Consulting named an industry leader in 14 categories in the 2018 Best of Corporate Counsel survey, including top rankings in the Demonstrative Evidence Provider and IT Consultant Services categories Who's Who Legal named FTI Consulting and its Compass Lexecon subsidiary as Consulting Firm of the Year, Arbitration Consulting Firm of the Year, Investigations Forensic Accounting Firm of the Year and Competition Economics Firm of the Year for 2018 Who’s Who Legal named 42 Compass Lexecon professionals to its Competition Economists 2018 list Lindi Jarvis, Senior Managing Director in the firm’s Forensic & Litigation Consulting segment, recognized in the Global Investigations Review Women in Investigations 2018 guide Neal Hochberg, Senior Managing Director in the firm’s Forensic & Litigation Consulting segment, named one of Consulting magazine’s Top 25 Consultants of 2018 Second Quarter 2018 Awards & Accolades